Subsequent Events	12 Months Ended
Mar. 31, 2026
Subsequent Events [Abstract]
Subsequent Events

18. Subsequent Events

The Company has assessed all events from March 31, 2026, up through the date that these consolidated financial statements are available to be issued, unless as disclosed below, there are not any material subsequent events that require disclosure in these consolidated financial statements.

On May 4, 2026, Phoenix Asia Holdings Limited entered into two significant transactions subsequent to the reporting period. First, the Company executed a Stock Acquisition Agreement with ACEA Therapeutics, Inc. and ACEA Pharma, Inc. to acquire 100% of the equity interests of ACEA Pharma, Inc., a clinical-stage pharmaceutical company focused on cancer, autoimmune diseases, and Covid-19. Under the terms of the agreement, the Company will issue 100,000,000 newly issued ordinary shares valued at $1.0 billion as consideration. The closing of this transaction is anticipated in the 2026, subject to customary closing conditions and required regulatory approvals, including antitrust clearance and Nasdaq review. Second, the Company issued a $20.0 million convertible promissory note to its controlling shareholder, Phoenix Prosperity Investment Limited, as compensation for advisory and transaction support services. The note bears no interest, matures on the third anniversary of its issuance, and is convertible into ordinary shares at a conversion price of $10.00 per share.